Narrative for the Hypothetical Illustration 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,500,000 or 134% x $47,230.42
                     = $1,500,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $38,560.65
+ Annual Premium*                    $12,000.00
- Premium Expense Charge**              $420.00
- Monthly Deduction***                $1,948.22
- Mortality & Expense Charge****        $441.74
+ Hypothetical Rate of Return*****     ($520.27)
                                      ---------
=                                       $47,230  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

              Month                 COI

              1                  $67.29
              2                  $67.30
              3                  $67.31
              4                  $67.32
              5                  $67.33
              6                  $67.35
              7                  $67.36
              8                  $67.37
              9                  $67.38
             10                  $67.39
             11                  $67.40

             12                  $67.41

              Total             $808.22

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month         Interest

             1             ($44.55)
             2             ($44.33)
             3             ($44.11)
             4             ($43.90)
             5             ($43.68)
             6             ($43.46)
             7             ($43.25)
             8             ($43.03)
             9             ($42.81)
            10             ($42.60)
            11             ($42.38)
            12             ($42.17)

         Total            ($520.27)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $47,230.42
- Year 5 Surrender Charge       $28,042.27
                                ----------
=                                  $19,188  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,500,000 or 134% x $56,875.87
                     = $1,500,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $44,996.27
+ Annual Premium*                    $12,000.00
- Premium Expense Charge**              $420.00
- Monthly Deduction***                $1,943.80
- Mortality & Expense Charge****        $499.77
+ Hypothetical Rate of Return*****    $2,743.17
                                      ---------
=                                      $56,876  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

             Month               COI

             1                $66.99
             2                $66.99
             3                $66.99
             4                $66.99
             5                $66.98
             6                $66.98
             7                $66.98
             8                $66.98
             9                $66.98
            10                $66.98
            11                $66.98
            12                $66.98

             Total           $803.80

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month           Interest

             1                $228.05
             2                $228.15
             3                $228.24
             4                $228.34
             5                $228.44
             6                $228.55
             7                $228.65
             8                $228.75
             9                $228.85
            10                $228.95
            11                $229.05
            12                $229.15

             Total          $2,743.17

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $56,875.87
- Year 5 Surrender Charge       $28,042.27
                                ----------
=                                  $28,834  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,500,000 or 134% x $68,198.52
                     = $1,500,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $52,252.38
+ Annual Premium*                    $12,000.00
- Premium Expense Charge**              $420.00
- Monthly Deduction***                $1,938.72
- Mortality & Expense Charge****        $565.18
+ Hypothetical Rate of Return*****    $6,870.03
                                      ---------
=                                       $68,199  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

             Month              COI

             1               $66.65
             2               $66.64
             3               $66.62
             4               $66.60
             5               $66.59
             6               $66.57
             7               $66.55
             8               $66.54
             9               $66.52
            10               $66.50
            11               $66.48
            12               $66.47

             Total          $798.72

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month           Interest

             1                $555.35
             2                $558.39
             3                $561.45
             4                $564.53
             5                $567.64
             6                $570.78
             7                $573.93
             8                $577.12
             9                $580.33

            10                $583.57
            11                $586.83
            12                $590.12

         Total              $6,870.03

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $68,198.52
- Year 5 Surrender Charge       $28,042.27
                                ----------
=                                  $40,156  (rounded to the nearest dollar)


Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,500,000 or 134% x $44,938.53
                     = $1,500,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $36,825.75
+ Annual Premium*                    $12,000.00
- Premium Expense Charge**              $420.00
- Monthly Deduction***                $2,545.58
- Mortality & Expense Charge****        $423.21
+ Hypothetical Rate of Return*****     ($498.44)
                                      ---------
=                                       $44,939  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

             Month              COI

             1               $87.04
             2               $87.05
             3               $87.07
             4               $87.09
             5               $87.11
             6               $87.12
             7               $87.14
             8               $87.16
             9               $87.17
            10               $87.19
            11               $87.21
            12               $87.23

         Total            $1,045.58

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1              ($42.96)
             2              ($42.70)
             3              ($42.44)
             4              ($42.18)
             5              ($41.92)
             6              ($41.66)
             7              ($41.41)
             8              ($41.15)
             9              ($40.89)
            10              ($40.63)
            11              ($40.38)
            12              ($40.12)

         Total             ($498.44)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $44,938.53

- Year 5 Surrender Charge       $28,042.27
                                ----------
=                                  $16,896  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,500,000 or 134% x $54,244.95
                     = $1,500,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $43,053.08
+ Annual Premium*                    $12,000.00
- Premium Expense Charge**              $420.00
- Monthly Deduction***                $2,540.06
- Mortality & Expense Charge****        $479.39
+ Hypothetical Rate of Return*****    $2,631.32
                                      ---------
=                                       $54,245  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

             Month               COI

             1                $86.66
             2                $86.66
             3                $86.66
             4                $86.67
             5                $86.67
             6                $86.67
             7                $86.67
             8                $86.67
             9                $86.68
            10                $86.68

            11                $86.68
            12                $86.68

         Total             $1,040.06

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $219.99
             2               $219.86
             3               $219.73
             4               $219.60
             5               $219.47
             6               $219.34
             7               $219.21
             8               $219.08
             9               $218.95
            10               $218.82
            11               $218.69
            12               $218.55

             Total         $2,631.32

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $54,244.95
- Year 5 Surrender Charge       $28,042.27
                                ----------
=                                  $26,203  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,500,000 or 134% x $65,181.57

                     = $1,500,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $50,080.38
+ Annual Premium*                    $12,000.00
- Premium Expense Charge**              $420.00
- Monthly Deduction***                $2,533.71
- Mortality & Expense Charge****        $542.77
+ Hypothetical Rate of Return*****    $6,597.67
                                      ---------
=                                       $65,182  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

             Month               COI

             1                $86.24
             2                $86.22
             3                $86.20
             4                $86.19
             5                $86.17
             6                $86.15
             7                $86.13
             8                $86.12
             9                $86.10
            10                $86.08
            11                $86.06
            12                $86.04

             Total         $1,033.71

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.06%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $535.97
             2               $538.42
             3               $540.89
             4               $543.38
             5               $545.88
             6               $548.41
             7               $550.96
             8               $553.53
             9               $556.12
            10               $558.73
            11               $561.36
            12               $564.01

             Total         $6,597.67

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $65,181.57
- Year 5 Surrender Charge       $28,042.27
                                ----------
=                                  $37,139  (rounded to the nearest dollar)